UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report: August 5, 2008 (Date of earliest event reported) NDS Group plc (Exact name of registrant as specified in its charter)

England and Wales (State or other jurisdiction of incorporation)	000-30364 (Commission File Number)	Not applicable (IRS Employer Identification No.)

One Heathrow Boulevard, 286 Bath Road, West Drayton, Middlesex, United Kingdom (Address or principal executive offices)		UB7 0DQ (Zip Code)

Registrant’s telephone number, including area code: +44 20 8476 8000

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On August 5, 2008, NDS Group plc (the “Company”) issued a press release announcing that the independent committee of its Board of Directors has reached an agreement in principle with News Corporation and two subsidiaries of funds advised by Permira Advisers LLP on a price at which News Corporation and the Permira entities would acquire all issued and outstanding NDS Series A ordinary shares, including those represented by American Depositary Shares traded on NASDAQ, for per-share consideration of $63 in cash.

A copy of the Company’s press release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.

Item 9.01	Financial Statements and Exhibits

Exhibit Number	Description

99.1	Press release issued by NDS Group plc dated August 5, 2008, as corrected

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

NDS Group plc

Date: August 5, 2008	By:	/s/ Alexander Gersh
Alexander Gersh
Chief Financial Officer

Exhibit Index:

Exhibit Number	Description

99.1	Press release issued by NDS Group plc dated August 5, 2008, as corrected